Archer Announces Third Quarter 2023 Results Rapidly Advanced Commercialization Strategy and Enhanced Already Strong Financial Position As Midnight Takes Flight SANTA CLARA, CA, November 9, 2023 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the third quarter ended September 30, 2023. Archer will be conducting its earnings conference call at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. You can access a live webcast on our investor relations website at investors.archer.com or the conference call by dialing 833-470-1428 (domestic) or +1 929-526-1599 (international) and entering the access code 629739. A replay of the webcast will be available on the Archer investor relations website. In addition, a telephonic replay of the conference call will be accessible for one week following the call by dialing 866-813-9403 (domestic) or +44 204-525-0658 (international), and entering the access code: 193921. The Company has issued a shareholder letter discussing its third quarter 2023 operating and financial results, as well as its fourth quarter 2023 estimates. The shareholder letter may be accessed on the Company’s investor relations website here. The Company’s recent key operating highlights include: ● Midnight Takes Flight. On track to rapidly advance from hover to full wing-borne flight over the coming months paving the way for the Company to begin “for credit” testing with the FAA next year. ● Further Solidified Go to Market Plans. Announced plans and key partners with whom the Company plans to launch air taxi services in the UAE and India; gained access to BETA’s leading electric aviation charging system and network through a recently announced collaboration on interoperable charging; and received first payment from the U.S. Air Force on Company’s recently announced contracts valued at up to $142M1. ● Enhanced Already Strong Financial Position. Nearly $600M of liquidity consisting of our cash and cash equivalents of $461M as of September 30th (which includes $145 million from the PIPE closed in August), coupled with the $70M we received from Stellantis’ investment on October 16th and the remaining $55M under the forward equity purchase agreement with Stellantis; and finalized debt facility of up to $65M that will cover substantial majority of cost to build our high-volume manufacturing facility in Georgia. Commenting on third quarter results, Adam Goldstein, Archer’s CEO said: “This has been a quarter of major milestones for Archer. From Midnight taking flight to new, exciting international partners, we are rapidly advancing on the path to our planned commercial launch in 2025,” said Adam Goldstein, Archer’s Founder and CEO. “Archer will continue to relentlessly push our industry forward towards realizing the promise of urban air mobility.” 1 The “up to” contract value is subject to certain conditions being met as defined in the contracts.

Third Quarter 2023 Financial Results Q3 2023 (GAAP) Q3 20231 (Non-GAAP) Total Operating Expenses $ 46.2M $ 66.9M Net Loss $ (51.6M) NA Adjusted EBITDA NA $ (64.8M) Cash, Cash Equivalents and Short-Term Investments $ 461.4M NA 1. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of Selected GAAP To Non-GAAP Results for Q3 2023.” Fourth Quarter 2023 Financial Estimates Archer’s financial estimates for the fourth quarter of 2023 are as follows: ● GAAP total operating expenses of $100 million to $110 million ● Non-GAAP total operating expenses of $75 million to $85 million ○ This reflects expected stock-based compensation, warrant expense and other one-time expenses of approximately $25 million We have not reconciled our non-GAAP total operating expense estimates because certain items that impact non-GAAP total operating expense are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2023 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of non-GAAP total operating expenses is not available without unreasonable effort.

About Archer Archer is designing and developing electric vertical takeoff and landing aircraft for use in urban air mobility networks. Archer’s mission is to unlock the skies, freeing everyone to reimagine how they move and spend time. Archer's team is based in Santa Clara, CA. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp Archer@TheBrandAmp.com Source: Archer Text: ArcherIR Forward-Looking Statements This press release contains forward-looking statements regarding our future business plans and expectations, including statements regarding our estimates for the fourth quarter of 2023, certification timelines and our timelines for the development of our Midnight aircraft, expansion of Archer’s business internationally and total expected value of Archer’s contracts with the U.S. Air Force. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in Archer’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available on our investor relations website at investors.archer.com and on the SEC website at www.sec.gov. In addition, please note that any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events.

Reconciliation of Selected GAAP To Non-GAAP Results for Q3 2023 Reconciliation of Total Operating Expenses (in millions; unaudited): A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended September 30, 2023 is set forth below. Three Months Ended September 30, 2023 Total operating expenses $ (46.2) Adjusted to exclude the following: FCA (Stellantis) warrant expense (1) 4.4 Stock-based compensation (2) (27.4) Technology agreement and dispute resolution expense (3) 2.3 Non-GAAP total operating expenses $ (66.9) (1) Amount includes non-cash warrant costs, classified as research and development expenses, for the warrants issued to FCA (Stellantis) in connection with certain services they are providing to the Company. (2) Amount includes stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination and the one-time credit for the founders grant forfeiture. (3) Amount reflects the change in fair value of the accrued technology and dispute resolution agreements liability. Reconciliation of Adjusted EBITDA (in millions; unaudited): A reconciliation of net loss to Adjusted EBITDA for the three months ended September 30, 2023 is set forth below. Three Months Ended September 30, 2023 Net loss $ (51.6) Adjusted to exclude the following: Other expense (income), net (1) 10.4 Interest income, net (5.1) Income tax expense 0.1 Depreciation and amortization expense 2.1 FCA (Stellantis) warrant expense (2) 4.4 Stock-based compensation (3) (27.4) Technology agreement and dispute resolution expense (4) 2.3 Adjusted EBITDA $ (64.8)

(1) Amount includes changes in fair value of the public and private warrants, which are classified as warrant liabilities and other warrant costs; gain on share issuance and accretion and amortization income of short-term investments. (2) Amount includes non-cash warrant costs, classified as research and development expenses, for the warrants issued to FCA (Stellantis) in connection with certain services they are providing to the Company. (3) Amount includes stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination and the one-time credit for the founders grant forfeiture. (4) Amount reflects the change in fair value of the accrued technology and dispute resolution agreements liability. Non-GAAP Financial Measures To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use a number of non-GAAP financial measures to help us in analyzing and assessing our overall business performance, for making operating decisions and for forecasting and planning future periods. We consider the use of non-GAAP financial measures helpful in assessing our current financial performance, ongoing operations and prospects for the future as well as understanding financial and business trends relating to our financial condition and results of operations. While we use non-GAAP financial measures as a tool to enhance our understanding of certain aspects of our financial performance and to provide incremental insight into the underlying factors and trends affecting our performance, we do not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our financial and operational performance and enables investors to more fully understand trends in our current and future performance. In assessing our business during the quarter ended September 30, 2023, we excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: Stock-Based Compensation Expense: We believe that providing non-GAAP measures excluding stock-based compensation expense, in addition to the GAAP measures, allows for better comparability of our financial results from period to period. We prepare and maintain our budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Further, companies use a variety of types of equity awards as well as a variety of methodologies, assumptions and estimates to determine stock-based compensation expense. We believe that excluding stock-based compensation expenses enhances our ability and the ability of investors to understand the impact of non-cash stock-based compensation on our operating results and to compare our results against the results of other companies. Warrant Expense and Gains or Losses from Revaluation of Warrants: Expense from our common stock warrants issued to United Airlines and FCA US LLC (a subsidiary of Stellantis) which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense. Technology and Dispute Resolution Agreements: Expense reflects non-cash charges relating to the change in fair value of the accrued technology and dispute resolution agreements liability. Each of the non-GAAP financial measures presented in this release should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP and are presented for supplemental informational purposes only. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, the non-GAAP measures we use may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information in the reconciliation included in this release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, we evaluate the non-GAAP financial measures together with the most directly comparable GAAP financial information. Investors are encouraged to review the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures included in this release. ###